===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2001



                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



TEXAS                                      0-8493                74-1051605
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                       77008
(Address of principal executive offices)                           (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700

================================================================================

Item 5.        OTHER EVENTS.

On March 22, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal Fourth Quarter and Year End Results.

Item 7.        EXHIBITS.

Exhibit 99.1   Company Press Release dated March 22, 2001, titled Stewart &
               Stevenson Services Reports Fiscal Fourth Quarter and Year End
               Results.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        STEWART & STEVENSON SERVICES, INC.




Date:  March 22, 2001                   By:   /s/  John H. Doster
                                           ----------------------------------
                                           Name:   John H. Doster
                                           Title:  Senior Vice President and
                                                   Chief Financial officer